Exhibit 99.1

Holly Corporation Holly Energy Partners Banc of America Securities-Merrill Lynch Credit Conference December 3, 2009

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Balance Sheet Highlights and Liquidity Conclusion

Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Balance Sheet Highlights and Liquidity Conclusion

Overview of Holly and HEP Holly Corporation: Holly's refineries operate in Southwest, Rockies & Mid-Continent markets 256,000 bpsd of refining capacity and weighted average complexity of over 12.0 Refineries directly connected to domestic or Canadian crude trading hubs Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP) Holly Energy Partners: Over 2,700 miles of refined product & crude pipelines 11 Terminals & 4 loading rack facilities in 7 states (3 terminals co-owned) Approximately 4.5 million bbls of refined product & crude oil storage 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley 1 - Includes the Sinclair refinery acquisition and the integration of the two Tulsa Refineries (legacy Sunoco and Sinclair). 1

Holly Investment Highlights Pure Play Refiner Owns 3 refineries with combined processing capacity of 256,000 barrels per day (bpd) 40 years of refining experience - entered refining business in 1969 (profitable every year) Competitive Assets High complexity facilities with access to multiple sources of crude supply High degree of crude source flexibility Attractive markets Geographic: Rocky Mountains, Southwest and Mid-Continent Product mix: Balanced product slate with added specialty lubricant products Capital projects with significant impact Reinvested approx. $500 million of cash flow generated in recent years into facilities Capital deployment has been focused on growth and feedstock flexibility Synergistic Acquisition of Tulsa Refineries Low all-in cost for complex Mid-Con refineries that will be integrated Eliminates $125 MM of regulatory required capital Upgrades low-value product into transportation fuel Strong Financial Performance Industry leading return on invested capital and return on assets among peers Low debt among peers and history of conservative financial management Experienced management Track record of safety, reliability and profitability through multiple cycles Key operating executives average more than 20 years experience History of successful major project execution HEP ownership Stable cash flow quarterly from HEP through regular and incentive distributions 7.3 Million Common Units plus 100% of General Partner 1 - Includes 40,000 additional bpd of capacity when the Sinclair transaction closes 2 - HEP's annualized cash distributions as of 9/30/09 to HOC exceed $30M for LP and GP ownership interests 1 2

100% fee based revenue business Long term contracts supporting revenue stream Proven track record of distribution increases No commodity ownership risk or related hedging Well maintained assets serving high growth markets Senior management team averages over 25 years of industry experience Benefits from Holly's refining growth plan HEP Investment Highlights

Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Balance Sheet Highlights and Liquidity Conclusion

Historical EBITDA (in millions) 2004 2005 2006 2007 2008 2009 YTD East 174 303 414 529 262 189 Holly Corporation Gross Margin ($/bbl) Capacity (bpsd) $9.20 109 $12.62 109 $15.78 109 $16.74 111 $10.96 116 $8.90 216 1 2004 2005 2006 2007 2008 2009 YTD East 40 50 55 67 70 75 Holly Energy Partners Pipeline Volume (bpsd) 95 159 189 205 292 346 1 1 - 9/30/09 YTD figures 2 - Capacity and pipeline volumes are based in thousands 3 - 85,000 bpd of capacity was added in June 2009 based on the Sunoco refinery acquisition. 2 2 *Definition for non-GAAP measures such as EBITDA or Margins can be located on page 28. 9 3

Refining Margins (2004-2008 range) 5-yr. high & low gross margin range by quarter - red bars 2009 Gross Margin ($/bbl) - noted in black numeric Gulf Coast 5-Yr. Quarterly Avg 3-2-1 margin- yellow line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - Navajo, Woods Cross - green line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - PADD II - white line Q1 Q2 Q3 Q4 East 3.17 8.95 13.07 11.65 West 11.57 22.2 14.97 5.63 0.2 0.2 0.2 0.2 0 0 0 0 WX 09 GM 10.74 8.95 15.19 gc 321 8.33 14.61 12.86 6.62 0 line wx 08 gm 12.54 12.49 28.04 17 Rev bud Woods Cross Gulf Coast 3-2-1: 5 Yr. Avg. Q1 Q2 Q3 Q4 East 6.43 8.07 7.27 7.95 West 10.11 19.47 8.84 6.41 11.39 0.2 0.2 0.2 0 0 0 0 NRC 09 GM 12.45 8.39 7.27 gc 321 8.33 14.61 12.86 6.62 0 line NRC 08 GM 6.43 8.07 12.69 10.88 NRC Avg GM 11.89 8.07 12.69 10.88 Navajo Tulsa Gulf Coast 3-2-1: 5 Yr. Avg. 1 - Actual realized gross margin. 2 - PADD II 3-2-1 gross margin proxy for Tulsa refineries 1 1 Q1 Q2 Q3 Q4 East 6.63 10.7 6.7 6.23 West 7.05 19.45 8.59 5.12 0 0 0 0 0 0 0 0 Tulsa 09 GM 6.7 gc 321 8.33 14.61 12.86 6.62 0 line Tulsa 08 gm 8.07 13.88 16.88 6.23 Rev bud Gulf Coast 3-2-1: 5 Yr. Avg. 2 *Definition for non-GAAP measures such as EBITDA or Margins can be located on page 28.

2005 2006 2007 2008 2009 East 2.225 2.585 2.785 2.96 3.12 Annual Distributions per unit 1Nov '09 quarterly rate of $0.795/unit times 4 quarters equals $3.18 Current distribution (Nov'09) annual run rate: $3.181 HEP Distribution Growth

Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Balance Sheet Highlights and Liquidity Conclusion

Enhanced Competitive Position at Legacy Refineries Recently Completed Refinery Enhancements Increased capacity 19% (to 31,000 bpsd) Increased lower cost black wax and Canadian crude processing from 20 to 50% Increased ULSD production percentage Enhanced black wax and Canadian heavy receiving capabilities Increased capacity 17% (to 100,000 bpsd) Allows 100% sour crude oil processing Increased ULSD production percentage Increased intermediates processing Provides access to Cushing crude oil hub and a variety of cost advantaged crudes Enables refinery to shift up to 40% of its crude slate to lower priced heavy crudes

Holly will integrate the two Tulsa facilities (Sunoco & Sinclair) to form one complex 125,000 BPD refinery Net capex savings of approximately $125 million: Eliminates an estimated $110 million of project capital requirements Reduces MSAT 2 compliance capex by about $15 million Allows for immediate upgrade of existing gas oil production to gasoline/diesel without capital investment 12,000 bpd at $5/bbl WTI crack spread would produce $22 million per year in increased product value Eliminates future capital investment at Holly's existing Tulsa refinery of $100 million or more for gas oil upgrading facilities Integration will create combined facility with Nelson complexity of over 14.0 at 125,000 BPD Company wide capacity will be 256,000 BPD with weighted average complexity of over 12.0 Mid-2008 company wide capacity was 111,000 BPD Strategic Acquisitions at Historically Low Multiples $2,000 $1,186 $ / Complexity BBL $18,000 $11,325 $ / BBL of capacity High Average Refinery industry acquisitions over the last five years: *Definition for non-GAAP measures such as EBITDA or Margins can be located on page 28. 1 - Full integration could take up to 18 months but gas oil upgrade is available immediately 2 - Purchase price does not include inventory. 1 2

UNEV Pipeline & Refinery Economics Overview: 400 mile, 12" refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV Holly owns 75% interest (Sinclair 25%) Completion Date - Fall 2010 Benefits: Las Vegas trades at premium to Salt Lake Lowers impact of seasonal demand reduction Provides access to growth market for Rocky Mountain refiners HEP Purchase Option: At completion of construction, HEP will have option to purchase HOC's interest in the pipeline JV for 180 days from completion of project at HOC's cost (estimated to be $202.5 mm) plus a 7% per annum carrying cost

At IPO (7/04) Alon (2/05) Intermediate P/L (7/05) NRC Expansion (6/06) & Tariff Renegotiation (8/06) HOC Crude Dropdown (2/08) Plains Crude JV (2/09) So System Expand (3/09) NRC Imm P/L Tulsa Rack +Roadrunner P/L - RGPL Tulsa Sinclair Logistics Proforma '2010 EBITDA Run Rate East 35 35 52 62 67 87 90 100 106 109 111.5 124 17 10 5 20 3 10 6 3 2.5 12 From IPO thru 2008 2009 HEP EBITDA Growth Since Inception *Definition for non-GAAP measures such as EBITDA or Margins can be located on page 28.

Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Balance Sheet Highlights and Liquidity Conclusion

Balance Sheet Highlights and Liquidity 1 HOC expanded revolver to $350 mm under accordion in November 2009 Proceeds from Holly UNEV sale to HEP in late 2010/ early 2011 expected to be over $200 mm; covers Holly's 2010 est capex

Holly and HEP Debt - Key Terms Company Amount ($mm) Key Terms Holly $300.0 Coupon: 9.875% Due 2017 Non-call 4 Holly Energy Partners $185.0 Coupon: 6.250% Due 2015 Non-call 5 $245.0 LIBOR plus margin (< 6% average) Expires August 2011

Presentation Outline Overview of Holly and HEP Financial Performance Focused Growth Orientation Balance Sheet Highlights and Liquidity Conclusion

Conclusion Holly Corporation: Competitive refining assets in attractive markets Recent investments to make legacy refineries even stronger Low entry cost for very complex Tulsa refining facility (Sunoco + Sinclair) Conservative capital structure plus experienced management team HEP ownership ($260 mm plus GP value) Holly Energy Partners: 100% fee-based business Long-term contracts support minimum commitments History of steady EBITDA/DCF growth No commodity ownership risk Benefits from Holly's refining growth 1 - Includes the Sinclair refinery acquisition and the integration of the two Tulsa Refineries (legacy Sunoco and Sinclair)

Holly Corporation Holly Energy Partners 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Bruce R. Shaw, SVP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations www.hollycorp.com

Definitions BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2008 10-K filed February 27, 2009 Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. MMSCFD: million standard cubic feet per day. Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2008 10-K filed February 27, 2009 Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non- GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2008 10-K filed February 27, 2009. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. Steady State EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.